STATEMENT OF COMPREHENSIVE INCOME (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2014	Dec. 31, 2013	Dec. 31, 2012
STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)	$ (5)	$ 28	$ 38
Other comprehensive income (loss) net of income taxes:
Change in unrealized gains (losses), net of reclassification adjustment	9	(74)	27
Total other comprehensive income (loss), net of income taxes	9	(74)	27
Comprehensive Income (Loss)	$ 4	$ (46)	$ 65